UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date Of Report (Date Of Earliest Event Reported) May 5, 2010

AutoNation, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13107	73-1105145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 SW 1st Ave

Fort Lauderdale, Florida 33301

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code (954) 769-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in a Form 8-K filed by AutoNation, Inc. (the “Company”) with the U.S. Securities and Exchange Commission on March 12, 2010, Kim C. Goodman informed the Company on March 8, 2010 that she would not stand for re-election to the Company’s Board of Directors (the “Board”) at the Company’s 2010 Annual Meeting of Stockholders. The 2010 Annual Meeting was held on May 5, 2010, and Ms. Goodman ceased to be a member of the Company’s Board and Audit Committee on such date.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Company’s 2010 Annual Meeting of Stockholders held on May 5, 2010, the Company’s stockholders, upon the recommendation of the Board, (1) elected each of the Board’s director nominees, (2) ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2010, (3) voted against the stockholder proposal submitted by John Chevedden to have the Board take the steps necessary to amend the Company’s by-laws to give holders of 10% of the Company’s outstanding shares of common stock the power to call special meetings, and (4) voted against the stockholder proposal submitted by the International Brotherhood of Electrical Workers’ Pension Benefit Fund to urge the Board to amend the Company’s by-laws to require that an independent director be the Company’s Chairman of the Board.

1.	All of the Board’s director nominees were elected based on the following votes:

	Votes For	Votes Withheld	Broker Non-Votes
Robert J. Brown	149,932,188	1,020,406	9,425,828
Rick L. Burdick	144,120,083	6,832,511	9,425,828
William C. Crowley	144,355,255	6,597,339	9,425,828
David B. Edelson	147,664,647	3,287,947	9,425,828
Robert R. Grusky	149,934,318	1,018,276	9,425,828
Mike Jackson	149,371,353	1,581,241	9,425,828
Michael Larson	149,927,933	1,024,661	9,425,828
Michael E. Maroone	149,742,126	1,210,468	9,425,828
Carlos A. Migoya	149,842,043	1,110,551	9,425,828

2.	The selection of KPMG LLP as the Company’s independent registered public accounting firm for 2010 was ratified based on the following votes:

For:	159,953,982
Against:	300,533
Abstain:	123,907
Broker Non-Votes:	—

3.	The stockholder proposal regarding special meetings was not approved based on the following votes:

For:	19,461,635
Against:	131,196,063
Abstain:	294,896
Broker Non-Votes:	9,425,828

4.	The stockholder proposal regarding an independent Chairman of the Board was not approved based on the following votes:

For:	22,845,659
Against:	127,878,709
Abstain:	228,226
Broker Non-Votes:	9,425,828

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTONATION, INC.

Date: May 5, 2010	By:	/s/ Jonathan P. Ferrando
Jonathan P. Ferrando
Executive Vice President, General Counsel and Secretary